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EXHIBIT 99.2


                         OUTDOOR CHANNEL HOLDINGS, INC.
                          2004 LONG-TERM INCENTIVE PLAN

                         -------------------------------

                        RESTRICTED SHARES AWARD AGREEMENT
                         ------------------------------

                               AWARD NO. __________
                               DATE      __________

                  You (the "PARTICIPANT") are hereby awarded Restricted Shares of Outdoor Channel Holdings, Inc. ("the "COMPANY") subject to the terms and conditions set forth in this Restricted Shares Award Agreement ("AWARD AGREEMENT") and in the Outdoor Channel Holdings, Inc. 2004 Long-Term Incentive Plan (the "PLAN"), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached as EXHIBIT B. You should carefully review these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives and their consequences.

                  By executing this Award Agreement, you agree to be bound by all of the Plan's terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors of Outdoor Channel Holdings, Inc. (the "BOARD") or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions are (unless arbitrary and capricious) final, conclusive and binding upon all parties, including you, your heirs, and representatives. Capitalized terms are defined in the Plan or in this Award Agreement.

1. SPECIFIC TERMS. Your Restricted Shares have the following terms:

Name of Participant
----------------------------- --------------------------------------------------
Number of Shares
Subject to Award Agreement
----------------------------- --------------------------------------------------
Purchase Price per
Share (if applicable)         Not applicable.
----------------------------- --------------------------------------------------
Award Date
----------------------------- --------------------------------------------------
Vesting                       Twenty percent (20%) of the Restricted Shares
                              awarded under this Award Agreement shall vest,
                              i.e. the risk of forfeiture shall lapse, on each
                              annual anniversary of the Award Date specified
                              above. Upon a Change in Control, the vesting of
                              all Restricted Shares awarded under this Award
                              Agreement shall accelerate, regardless of whether
                              the vesting requirements set forth herein have
                              been satisfied.
----------------------------- --------------------------------------------------
Lifetime Transfer             Allowed
----------------------------- --------------------------------------------------

2. DIVIDENDS. Any cash dividends on your Restricted Shares will be held by the Company (unsegregated as part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to you as soon as practicable after such period lapses (if not forfeited).

3. INVESTMENT PURPOSES. You acknowledge that you are acquiring your Restricted Shares for investment purposes only and without any present intention of selling or distributing them.

4. ISSUANCE OF RESTRICTED SHARES. Until all vesting restrictions lapse, any certificates that you receive for Restricted Shares will include a legend stating that they are subject to the restrictions set forth in the Plan and this Award Agreement.

5. LAPSE OF VESTING RESTRICTIONS. As vesting restrictions lapse, the Company shall cause certificates for Shares to be issued and delivered to you, with such legends and restrictions that the Committee determines to be appropriate. Certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations.

6. SECTION 83(B) ELECTION NOTICE. If you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your Restricted Shares (a "SECTION 83(B) ELECTION"), you agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. EXHIBIT C contains a suggested form of Section 83(b) election.

7. TRANSFER. This Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee.

8. DESIGNATION OF BENEFICIARY. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the "BENEFICIARY") to your interest, if any, in the Restricted Shares awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the "DESIGNATION OF BENEFICIARY") and delivering an executed copy of the Designation of Beneficiary to the Company.

9. NOTICES. Any notice, payment or communication required or permitted to be given by any provision of this Award Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows: (i) if to the Company, at the address set forth on the signature page, to the attention of: Board of Directors of Outdoor Channel Holdings, Inc.; (ii) if to you, at the address set forth below your signature on the signature page. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

10. BINDING EFFECT. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.


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11. MODIFICATIONS. This Award Agreement may be modified or amended at any time by the Committee, provided that your consent must be obtained for any modification that adversely alters or impairs any rights or obligations under this Award Agreement, unless there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

12. HEADINGS. Headings shall be ignored in interpreting this Award Agreement.

13. SEVERABILITY. Every provision of this Award Agreement and the Plan is intended to be severable, and any illegal or invalid term shall not affect the validity or legality of the remaining terms.

14. GOVERNING LAW. This Award Agreement shall be interpreted, administered and otherwise subject to the laws of the State of Delaware (disregarding any choice-of-law provisions).

15. COUNTERPARTS. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute the same instrument.

              BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that the Restricted Shares are awarded under and governed by the terms and conditions of this Award Agreement and the Plan.


                                       OUTDOOR CHANNEL HOLDINGS, INC.


                                       By:
                                           -------------------------------------
                                           A duly authorized Director or Officer


                                       Address: 43445 Business Park Drive,
                                                Suite 113, Temecula, CA  92590


         The undersigned hereby accepts the terms of this Award Agreement and the Plan.


                                        ________________________________________


                                        Address: _______________________________
                                                 _______________________________




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                         OUTDOOR CHANNEL HOLDINGS, INC.
                          2004 LONG-TERM INCENTIVE PLAN

                                    EXHIBIT A
                                    ---------

                         OUTDOOR CHANNEL HOLDINGS, INC.
                          2004 LONG-TERM INCENTIVE PLAN




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                         OUTDOOR CHANNEL HOLDINGS, INC.
                          2004 LONG-TERM INCENTIVE PLAN

                                    EXHIBIT B
                                    ---------

                                   PROSPECTUS

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                         OUTDOOR CHANNEL HOLDINGS, INC.
                          2004 LONG-TERM INCENTIVE PLAN

                                    EXHIBIT C
                                    ---------

                           SECTION 83(b) ELECTION FORM


Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE RESTRICTED SHARES COVERED BY THE ELECTION WERE TRANSFERRED TO YOU. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) election normally cannot be revoked.



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                         OUTDOOR CHANNEL HOLDINGS, INC.
                          2004 LONG-TERM INCENTIVE PLAN

            --------------------------------------------------------

         ELECTION TO INCLUDE VALUE OF RESTRICTED SHARES IN GROSS INCOME
          IN YEAR OF TRANSFER UNDER INTERNAL REVENUE CODE SECTION 83(b)
            ---------------------------------------------------------

         Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

1.       My General Information:

                    Name:    __________________________________
                    Address: __________________________________
                             __________________________________

                    S.S.N.
                    or T.I.N.: ________________________________

2. Description of the property with respect to which I am making this election:

          ____________________ shares of ___________ stock of Outdoor Channel
          Holdings, Inc. Restricted Shares.

3. The Restricted Shares were transferred to me on ______________ ___, 20__. This election relates to the 20____ calendar taxable year.

4.       The Restricted Shares are subject to the following restrictions:

                  The Restricted Shares are forfeitable until they is are earned in accordance with Section 8 of the Outdoor Channel Holdings, Inc. 2004 Long-Term Incentive Plan ("PLAN"), Section 1 of the Restricted Shares Award Agreement ("AWARD AGREEMENT") or other Award Agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award Agreement and the Plan.

5.       Fair market value:

                  The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $_____ per share.


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6.       Amount paid for Restricted Shares:

                  The amount I paid for the Restricted Shares is $____ per share.

7.       Furnishing statement to employer:

                  A copy of this statement has been furnished to my employer, Outdoor Channel Holdings, Inc. If the transferor of the Restricted Shares is not my employer, that entity also has been furnished with a copy of this statement.

8.       Award Agreement or Plan not affected:

                  Nothing contained herein shall be held to change any of the terms or conditions of the Award Agreement or the Plan.


Dated: ____________ __, 20__.



                                                  ______________________________
                                                  Taxpayer


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          2004 LONG-TERM INCENTIVE PLAN OUTDOOR CHANNEL HOLDINGS, INC.

                                    EXHIBIT D
                                    ---------

                           DESIGNATION OF BENEFICIARY

              In connection with the RESTRICTED SHARE AWARD AGREEMENT (the "AWARD AGREEMENT") entered into on _______________, 20__ between Outdoor Channel Holdings, Inc. (the "COMPANY") and _______________, an individual residing at _______________ (the "RECIPIENT"), the Recipient hereby designates the person specified below as the beneficiary of the Recipient's interest in Restricted Shares (as defined in the 2004 Long-Term Incentive Plan of the Company awarded pursuant to the Award Agreement. This designation shall remain in effect until revoked in writing by the Recipient.


               Name of Beneficiary:  ________________________________

               Address:              ________________________________

                                     ________________________________

                                     ________________________________

               Social Security No.:  ________________________________

              The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by the Award Agreement from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient on a later date.


                                        Date: __________________________________


                                        By: ____________________________________
                                            [Recipient Name]


Sworn to before me this
____ day of ____________, 20__


_______________________________
Notary Public

County of     _________________
State of      _________________